                                                                    Exhibit 99.1

                           Laurel Capital Group, Inc.
                               2724 Harts Run Road
                           Allison Park, PA 15101-1437


                           P R E S S   R E L E A S E


Release Date:                         For Further Information:
------------                          ------------------------

November 7, 2003                      Edwin R. Maus, President/CEO
                                      412-487-7404 ext. 303
                                      email - ermaus@laurelsb.com
                                                     or
                                      John A. Howard, Jr. Sr. Vice-President/CFO
                                      412-487-7404 ext. 311
                                      email - jhoward@laurelsb.com



                         LAUREL CAPITAL GROUP ANNOUNCES
                  EARNINGS FOR THE FIRST QUARTER OF FISCAL 2004


ALLISON PARK, PA - November 7, 2003 - Laurel Capital Group, Inc. (NASDAQ: LARL) today reported net income for the quarter ended September 30, 2003 of $470,000 or $.24 per diluted share, as compared to net income of $702,000 or $.35 per diluted share for the quarter ended September 30, 2002. The $232,000 or 33% decline in net income for the quarter was primarily the result of continued compression of the interest margin and increased operating expenses, primarily attributable to increased expenses incurred as the result of the acquisition of SFSB Holding Company on March 28, 2003, partially offset by an increase in other income and a decrease in income taxes.

At September 30, 2003, Laurel Capital Group had total assets of $307.3 million, loans receivable of $158.0 million and total deposits of $251.2 million. At September 30, 2003, stockholders' equity amounted to $27.5 million or $14.59 per share compared to $27.1 million or $14.39 per share at September 30, 2002, and $27.7 million or $14.71 per share at June 30, 2003.

                                      more

Laurel Capital Group, Inc., headquartered in Allison Park, Pa., is the holding company for Laurel Savings Bank. Laurel Savings Bank is a 116-year-old, Pennsylvania-chartered, FDIC-insured savings bank with eight full-service offices located in Allegheny and Butler counties offering a wide variety of financial services and products to customers throughout the Pittsburgh metropolitan area.

The Company's filings with the Securities and Exchange Commission are available electronically on the Internet and can be found at www.sec.gov/edgar/searchedgar/webusers.htm.

This news release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual future results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the Company's financial services and products may not occur, changing economic and competitive conditions, technological developments, and other risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission.

                                     (more)

[logo]  LAUREL CAPITAL GROUP, INC.
        SELECTED CONSOLIDATED FINANCIAL DATA                       PAGE 1 0F 2
        SEPTEMBER 30, 2003

                                                FISCAL 2004                             FISCAL 2003
                                               -------------      ----------------------------------------------------------

(DOLLARS IN THOUSANDS,                         FOR THE THREE                  AT OR FOR THE THREE MONTHS ENDED:
EXCEPT PER SHARE DATA)                         MONTHS ENDED:
                                               -------------      ----------------------------------------------------------
UNAUDITED                                       SEPTEMBER 30         JUNE 30        MARCH 31     DECEMBER 31    SEPTEMBER 30
                                                        2003            2003            2003            2002            2002
                                                ------------      ----------      ----------     -----------    ------------
EARNINGS
Interest Income                                   $    3,467      $    3,884      $    3,564      $    3,787      $    3,962
Interest Expense                                       1,700           1,818           1,776           1,956           2,101
                                                  ----------      ----------      ----------      ----------      ----------
   Net Interest Income Before
      Provision for
      Loan Losses                                      1,767           2,066           1,788           1,831           1,861
Provision for Loan Losses                                  3               3               3               3               3
                                                  ----------      ----------      ----------      ----------      ----------

   Net Interest Income after
      Provision for
      Loan Losses                                      1,764           2,063           1,785           1,828           1,858

Net Gain on Sale of Investments
  (available for sale)                                     0               0               0               0               4
Gain on Sale of Loans Held for Sale                        6               4               0               2               5
Other Income                                             414             267             203             237             202
Operating Expenses                                     1,510           1,541           1,183           1,029           1,045
                                                  ----------      ----------      ----------      ----------      ----------

Income before Income Taxes                               674             793             805           1,038           1,024

Provision for Income Taxes                               204             237             238             328             322
                                                  ----------      ----------      ----------      ----------      ----------

Net Income                                        $      470      $      556      $      567      $      710      $      702
                                                  ==========      ==========      ==========      ==========      ==========

PROFITABILITY RATIOS (ANNUALIZED)
Return on Average Assets                                0.79%           0.72%           0.83%           1.04%           1.01%
Return on Average Stockholders' Equity                  9.15%           8.04%           8.29%          10.51%          10.49%
Yield on Interest-Earning Assets                        4.64%           5.11%           5.47%           5.71%           5.84%
Cost of Interest-Bearing Liabilities                    2.48%           2.71%           3.16%           3.38%           3.57%
Average Interest Rate Spread                            2.16%           2.40%           2.31%           2.33%           2.27%
Net Interest Margin                                     2.42%           2.72%           2.72%           2.76%           2.73%
Operating Expenses to Average Assets                    2.53%           1.99%           1.73%           1.50%           1.50%
Efficiency Ratio (1)                                   69.23%          65.20%          59.37%          49.42%          50.46%

PER COMMON SHARE DATA
Shares Outstanding                                 1,885,410       1,882,231       1,882,664       1,877,092       1,883,837
Average Shares Outstanding-Basic                   1,883,871       1,881,398       1,881,271       1,878,552       1,882,328
Average Shares Outstanding-Diluted                 1,985,873       1,978,759       1,976,353       1,981,252       1,990,999
Earnings Per Share -Basic                         $     0.25      $     0.30      $     0.30      $     0.38      $     0.37
Earnings Per Share -Diluted                       $     0.24      $     0.28      $     0.29      $     0.36      $     0.35
Cash Dividends Paid                               $     0.20      $     0.19      $     0.19      $     0.19      $     0.19
Book Value (period end)                           $    14.59      $    14.71      $    14.55      $    14.49      $    14.39
Market Value (period end closing
  sales price)                                    $   20.690      $   21.240      $   19.010      $   19.220      $   19.750




                                                         FISCAL 2002
                                              ---------------------------------

(DOLLARS IN THOUSANDS,                        AT OR FOR THE THREE MONTHS ENDED:
EXCEPT PER SHARE DATA)
                                              ---------------------------------
UNAUDITED                                        JUNE 30,           MARCH 31,
                                                     2002                2002
                                               ----------          ----------
EARNINGS
Interest Income                                $    4,007          $    3,988
Interest Expense                                    2,066               2,049
                                               ----------          ----------
   Net Interest Income Before
      Provision for
      Loan Losses                                   1,941               1,939
Provision for Loan Losses                               4                   5
                                               ----------          ----------

   Net Interest Income after
      Provision for
      Loan Losses                                   1,937               1,934

Net Gain on Sale of Investments
  (available for sale)                                  0                   0
Gain on Sale of Loans Held for Sale                     3                   4
Other Income                                          213                 208
Operating Expenses                                  1,034               1,045
                                               ----------          ----------

Income before Income Taxes                          1,119               1,101

Provision for Income Taxes                            357                 351
                                               ----------          ----------

Net Income                                     $      762          $      750
                                               ==========          ==========

PROFITABILITY RATIOS (ANNUALIZED)
Return on Average Assets                             1.13%               1.16%
Return on Average Stockholders' Equity              11.36%              11.20%
Yield on Interest-Earning Assets                     6.13%               6.39%
Cost of Interest-Bearing Liabilities                 3.71%               3.84%
Average Interest Rate Spread                         2.42%               2.55%
Net Interest Margin                                  2.97%               3.09%
Operating Expenses to Average Assets                 1.54%               1.62%
Efficiency Ratio (1)                                47.77%              47.74%

PER COMMON SHARE DATA
Shares Outstanding                              1,882,726           1,926,134
Average Shares Outstanding-Basic                1,915,731           1,934,369
Average Shares Outstanding-Diluted              2,028,633           2,040,792
Earnings Per Share -Basic                      $     0.40          $     0.39
Earnings Per Share -Diluted                    $     0.38          $     0.37
Cash Dividends Paid                            $     0.18          $     0.18
Book Value (period end)                        $    14.10          $    13.81
Market Value (period end closing
  sales price)                                 $   20.115          $   20.890



      (1) Total operating expenses (excluding net income or (loss) on other real estate owned) divided by total operating income (excluding gains on sale of assets available for sale).

      As a result of rounding, the sum of quarterly amounts may not equal the year-to-date amounts.

LAUREL CAPITAL GROUP, INC.                                        PAGE 2 OF 2
Selected Consolidated Financial Data
September 30, 2003



(DOLLARS IN THOUSANDS)                        FISCAL 2004                              FISCAL 2003
                                             -------------        --------------------------------------------------------
(Unaudited)                                  SEPTEMBER 30,        JUNE 30,       MARCH 31,    DECEMBER 31,   SEPTEMBER 30,
                                                      2003            2003            2003            2002            2002
                                             -------------        --------      ----------    ------------   -------------
BALANCE SHEET DATA (AS OF)
Total Assets                                     $ 307,278       $ 322,734       $ 316,755       $ 271,146       $ 276,414

Mortgage Loans                                     114,799         133,518         143,151         133,499         140,174
Commercial and Other Loans                           3,012           3,012           1,052           1,904           2,030
Consumer Loans                                      40,172          44,672          42,968          35,074          34,900
                                                 ---------       ---------       ---------       ---------       ---------
Total Loans Receivable, Net                        157,983         181,202         187,171         170,477         177,104

Cash and Investment Securities                     120,175         109,168          99,668          85,594          85,169
Mortgage-Backed Securities                          10,397          13,505          16,031           9,927           9,612
Savings Deposits                                   251,236         265,580         259,388         218,761         224,092
FHLB Advances                                       24,632          24,672          24,713          21,618          21,619
Stockholders' Equity                                27,509          27,684          27,385          27,202          27,113

ASSET QUALITY (AS OF)
Non-Performing Loans                             $   1,142       $     956       $     953       $     149       $     275
Non-Performing Assets                                1,157             956           1,083             304             404
Allowance for Loan Losses                            2,005           2,006           2,014           1,794           1,791
Net Loan Charge-Offs (Recoveries)                        4              18               8              15              15
Non-Performing Loans to Total Loans, Net              0.72%           0.53%           0.51%           0.09%           0.16%
Allowance for Loan Losses/
   Total Loans                                        1.27%           1.11%           1.08%           1.05%           1.01%
Allowance for Loan Losses/
   Non-Performing Loans                             175.57%         209.83%         211.33%        1204.03%         651.27%
Net Loan Charge-Offs (Recoveries)/Avg Loans
   (Annualized)                                     0.0023%         0.0103%         0.0062%         0.0086%         0.0084%

RATIOS (AS OF)
Dividend Payout Ratio                                83.33%          59.38%          57.00%          53.52%          54.29%
Average Equity to Average Assets                      8.60%           9.52%           9.82%           9.74%           9.63%
Core Capital - Tier I                                 7.22%           7.51%           8.45%           9.57%           9.31%
Risk-Based Capital -Tier I                           14.82%          13.82%          11.65%          18.68%          17.73%
Risk-Based Capital -Tier II                          16.08%          15.04%          12.69%          19.98%          18.97%
Leverage Multiple (2)                                11.17x          11.66x          11.57x           9.97x          10.19x

OTHER DATA (AS OF)
Shareholders of Record                                 395             401             402             406             410
Number of Full-Service Banking Offices                   8               8               8               6               6





(DOLLARS IN THOUSANDS)                                       FISCAL 2002
                                              -------------------------------------------
(Unaudited)                                    JUNE 30,        MARCH 31,     DECEMBER 31,
                                                   2002             2002             2001
                                              ---------        ---------     ------------
BALANCE SHEET DATA (AS OF)
Total Assets                                  $ 278,061        $ 260,568        $ 255,270

Mortgage Loans                                  144,104          144,304          138,791
Commercial and Other Loans                        1,560            1,662            1,411
Consumer Loans                                   34,461           32,762           33,378
                                              ---------        ---------        ---------
Total Loans Receivable, Net                     180,125          178,728          173,580

Cash and Investment Securities                   84,928           68,635           68,014
Mortgage-Backed Securities                        8,038            7,940            8,399
Savings Deposits                                225,419          206,922          203,453
FHLB Advances                                    21,620           21,622           21,623
Stockholders' Equity                             26,553           26,600           26,677

ASSET QUALITY (AS OF)
Non-Performing Loans                          $     196        $     193        $     312
Non-Performing Assets                               327              378              610
Allowance for Loan Losses                         1,803            1,789            1,776
Net Loan Charge-Offs (Recoveries)                   (27)             (17)              (8)
Non-Performing Loans to Total Loans, Net           0.11%            0.11%            0.18%
Allowance for Loan Losses/
   Total Loans                                     1.00%            1.00%            1.02%
Allowance for Loan Losses/
   Non-Performing Loans                          919.90%          926.94%          569.23%
Net Loan Charge-Offs (Recoveries)/Avg Loans
   (Annualized)                                 (0.0153%)        (0.0097%)        (0.0045%)

RATIOS (AS OF)
Dividend Payout Ratio                             47.68%           47.79%           46.75%
Average Equity to Average Assets                  10.24%           10.34%           10.34%
Core Capital - Tier I                              9.49%           10.03%            9.91%
Risk-Based Capital -Tier I                        17.97%           17.99%           18.30%
Risk-Based Capital -Tier II                       19.29%           19.31%           19.66%
Leverage Multiple (2)                             10.47x            9.80x            9.57x

OTHER DATA (AS OF)
Shareholders of Record                              412              415              417
Number of Full-Service Banking Offices                6                6                6




(2)  Assets divided by stockholders equity.